                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   February 23, 1999
                                                      -------------------


                         HOMESTEAD VILLAGE INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



          1-12269                                       74-2770966
------------------------------------    ----------------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)




       2100 RiverEdge Parkway, Atlanta, Georgia           30328
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)           (Zip Code)


                                 (770) 303-2200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets


     On February 23, 1999 Homestead Village Incorporated ("Homestead") closed on its previously announced agreement to sell 18 Homestead Village(R) hotels to Hospitality Properties Trust for approximately $145 million. All of the hotels will continue to be operated by Homestead under a long-term triple net lease through at least December 2015. Two consecutive fifteen year renewal options are exercisable on an all-or-none basis beginning in 2016. Minimum rent payable under the lease agreement is approximately $15.96 million annually. The lease provides for additional rent equal to a percentage of gross revenue increases at these hotels beginning in July 2000. The hotels contain a total of 2,399 rooms and are located in Virginia (6), Florida (6), Georgia (2), Maryland (2) and North Carolina (2).

     The foregoing summary is qualified in its entirety by reference to the Agreement of Merger by and among Homestead Village Limited Partnership, and certain of its affiliates, and HPT HSD Properties Trust, incorporated herein by reference as Exhibit 2.1, to the Agreement to Lease by and between HPT HSD Properties Trust and Homestead dated as of February 4, 1999, incorporated herein by reference to Exhibit 99.1, to the Lease Agreement by and between HPT HSD Properties Trust and HVI (2) Incorporated dated as of February 23, 1999, incorporated herein by reference to Exhibit 99.2, to the Guaranty Agreement by Homestead for the benefit of HPT HSD Properties Trust and Hospitality Properties Trust dated as of February 23, 1999, incorporated herein by reference to Exhibit 99.3.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

            Financial statements of the acquired business have not been provided, as Homestead is effectively reacquiring its own assets in the above described simultaneous sale and leaseback of the above described properties. The involved properties remain capitalized on the balance sheet of Homestead, and Homestead will continue to operate the involved properties in the ordinary course of business.

            (b) Pro Forma Financial Information.

            Pro forma financial statements reflecting the above described transactions have not been provided as Homestead is effectively reacquiring its own assets in the above described simultaneous sale and leaseback of the above described properties. The involved properties remain capitalized on the balance sheet of Homestead, and Homestead will continue to operate the involved properties in the ordinary course of business.

     (c)    Exhibits.

            2.1 Agreement of Merger by and among Homestead Village Limited Partnership, and certain of its affiliates and HPT HSD Properties Trust dated as of February 4, 1999.

            99.1 Agreement to Lease by and between HPT HSD Properties Trust and Homestead Village Incorporated dated as of February 4, 1999.

            99.2 Lease Agreement by and between HPT HSD Properties Trust, as Landlord, and HVI (2) Incorporated, as Tenant, dated as of February 23, 1999.

            99.3 Guaranty Agreement by Homestead Village Incorporated for the benefit of HPT HSD Properties Trust and Hospitality Properties Trust dated as of February 23, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HOMESTEAD VILLAGE INCORPORATED



Dated: March 9, 1999                  By: /s/ Jeffrey A. Klopf
                                          ----------------------------------
                                          Jeffrey A. Klopf
                                          Senior Vice President and Secretary